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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration
Statement (Form S-8, No. 333-   ) pertaining to the Vicor Corporation 1998 Stock
Option and Incentive Plan of our report dated January 26, 1998, with respect to the consolidated financial statements and schedule of Vicor Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1997.



                                                   /s/   Ernst & Young LLP

Boston, Massachusetts
August 10, 1998




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